Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 20th day of February 2018.

/s/ R. Randall Rollins
R. Randall Rollins, Director

Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 20th day of February 2018.

/s/ Henry B. Tippie
Henry B. Tippie, Director

Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 20th day of February 2018.

/s/ James B. Williams
James B. Williams, Director

Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 20th day of February 2018.

/s/ Bill J. Dismuke
Bill J. Dismuke, Director

Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 20th day of February 2018.

/s/ Larry L. Prince
Larry L. Prince, Director

Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 20th day of February 2018.

/s/ Thomas J. Lawley
Thomas J. Lawley, Director

Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 20th day of February 2018.

/s/ Pam R. Rollins
Pam R. Rollins, Director

Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 20th day of February 2018.

/s/ John F. Wilson
John F. Wilson, Director